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                                                                    EXHIBIT 10.3

                       CHAMPION INTERNATIONAL CORPORATION
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                          1997 PERFORMANCE SHARE  PLAN
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1.   Purposes.
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     The purposes of the Plan are to attract and retain in the employ of the
Company and its subsidiaries and affiliates outstanding management employees and to provide incentives and rewards for such employees to contribute meaningfully to the success of the Company.

2.   Definitions.
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     For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Award" means a commitment to make a payment under the Plan in the form of Stock or in the form of cash or other property which is valued by reference to Stock.

     (b) "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Change in Control" means

       (1) any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") ), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then-outstanding securities;

       (2) during any period within two (2) consecutive years there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new director(s) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of

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       the period or whose election or nomination for election was previously so approved;

       (3) the shareholders of the Company approve (A) a plan of complete liquidation of the Company or (B) the sale or other disposition of all or substantially all of the Company's assets; or

       (4) any other similar or dissimilar event determined by the Committee in its discretion to constitute a Change in Control.

       (e) "Committee" means the Compensation and Stock Option Committee of the Board.

       (f) "Company" means Champion International Corporation, a corporation organized under the laws of the State of New York, or any successor corporation.

       (g) "Deferred Shares" means shares of Stock issuable in connection with an Award that have been deferred pursuant to Section 5(b) hereof.

       (h) "Effective Date" means March 20, 1997, the date that the Plan was adopted by the Board.

       (i) "Grantee" means a person who has been granted an Award under the Plan.

       (j) "Performance Cycle" means a period of performance determined by the Committee .

       (k) "Performance Goals" means performance goals or criteria relating to
(1) the performance of the Company, including, without limitation, goals or criteria with respect to financial performance, operating performance and Stock performance; (2) the performance of any subsidiary, affiliate, division or unit of the Company or any group of employees of the Company or any subsidiary, affiliate, division or unit thereof; (3) the performance of any Grantee; (4) any other performance measures selected by the Committee; and (5) any combination of the foregoing.

      (l) "Plan" means this Champion International Corporation 1997 Performance Share Plan, as amended from time to time.

      (m) "Stock" means shares of the common stock, par value $.50 per share, of the Company.

3.     Administration.
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       The Plan shall be administered by the Committee.  The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or in its judgment advisable in the administration of the Plan, including, without limitation,

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the authority to grant Awards; to determine the persons or categories of persons to whom and the time or times at which Awards shall be granted; to determine the form of Awards; to determine the terms, conditions, restrictions and Performance Goals relating to Awards; to determine whether, to what extent, and under what circumstances an Award may be paid, cancelled, forfeited, exchanged or surrendered; to make adjustments in the terms and conditions (including Performance Goals) applicable to Awards; to construe and interpret the Plan and the Awards; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations deemed necessary or in its judgment advisable for the administration of the Plan. All determinations made by the Committee in respect of the Plan shall be final and binding on all Grantees and their beneficiaries.

4.     Eligibility
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       Awards may be granted from time to time to such employees or categories of employees of the Company and its subsidiaries and affiliates as shall be selected by the Committee in its discretion.

5.     Awards.
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       (a)  Grants; Performance Goals. The grant of an Award may be made at any time. Payment pursuant to each Award will be contingent on the attainment of one or more Performance Goals in respect of a Performance Cycle; or the continued employment of a Grantee with the Company and its subsidiaries and affiliates; or any other criteria selected by the Committee; or any combination of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a subsidiary, affiliate, division or unit of the Company, or any group of employees of any of the foregoing, or may be applied to the performance of the Company relative to a market index, a group of other companies or combination thereof, all as determined by the Committee. With respect to any Award, the Performance Goals may include a threshold level of performance below which no payments will be made, levels of performance at which specified payments will be made, and a maximum level of performance above which no additional payments will be made. The Committee shall have the authority to make equitable adjustments to the Performance Goals in its discretion, including, without limitation, in recognition of unusual or non-recurring events affecting the Company or any subsidiary, affiliate, division or unit thereof, including, without limitation, any such events affecting the financial statements of the Company or any subsidiary or affiliate thereof.

       (b) Payments; Deferrals. Payments to be made by the Company in respect of an Award may be made in such form as the Committee shall determine at the date of

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grant or thereafter, including, without limitation, cash, Stock or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. In this regard (1) the Committee may permit a Grantee to defer the payment of cash, the delivery of property or the issuance of shares of Stock in respect of any Award, subject to the Grantee exercising a valid deferral election with the Company in accordance with procedures established by the Committee from time to time; and (2) the Committee shall have the right to defer the payment of cash, the delivery of property or issuance of shares of Stock in respect of any Award until such date as the Committee shall determine (but not later than the Grantee's termination of employment with the Company and its subsidiaries and affiliates for any reason). Such right to defer may be exercised by the Committee in its discretion for any reason, including as appropriate in its judgment to preserve the tax deductibility of payments hereunder. With respect to any mandatory deferral made pursuant to clause (2) of this paragraph, the Committee shall notify the Grantee of any such determination and of the respective deferral date.

       If the issuance of any shares of Stock otherwise issuable pursuant to an Award is deferred, whether pursuant to an election by a Grantee or the determination of the Committee, the Committee may provide that such Deferred Shares be credited with dividend equivalents during the deferral period. Any such dividend equivalents will be equal to the value of cash dividends and other distributions in respect of the Stock, and will be paid in cash, or will be converted into additional shares of Stock the value of which will be paid in Stock, cash or other property, to the Grantee on such date or dates as determined by the Committee.

       If the payments of cash or other property otherwise payable or deliverable pursuant to an Award is deferred, whether pursuant to an election by the Grantee or the determination of the Committee, the Committee may provide that the Grantee be credited with amounts in respect of such deferred Award on such basis as the Committee deems appropriate, including, without limitation, as if the value of such deferred Award had been invested in shares of Stock or in one or more of the forms of investment available under the Company's Nonqualified Supplemental Savings Plan or any successor thereto. The Committee in its discretion may provide for elections or statements of preference by Grantees with regard to the basis on which amounts may be credited in respect of deferred Awards. The value of any such credited amounts will be paid to the Grantee on such date or dates as determined by the Committee.

       (c) Adjustments. In the event of any stock dividend, split-up, spin-off, rights offering, combination or exchange of shares, recapitalization, merger, consolidation, acquisition or disposition of property or stock, separation, reorganization, liquidation, or the like, the number and class of any shares of Stock or any Deferred Shares, the amount of any cash and the amount and kind of any other property subject to any

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Award may be equitably adjusted, and any other appropriate changes may be made, by the Committee, whose determinations shall be conclusive.

       (d) Termination of Award. If the employment of a Grantee terminates for any reason while an Award is outstanding, or if any applicable Performance Goal is not attained, the Award shall immediately terminate and be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that any conditions relating to payment in respect to an Award will be waived.

6.     Special Circumstances.
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  (a)  Discretionary Acceleration of Payment.  Anything herein to the contrary notwithstanding, the Committee shall have authority to make a determination that a special situation exists relating to either (1) a Grantee or (2) the Company, including, without limitation, a Change in Control or potential
Change in Control of the Company. Upon such a determination, the Committee in its discretion may waive any conditions relating to payment in respect of any or all outstanding Awards (including amounts deferred in accordance with Section 5(b) hereof) granted to such Grantee, in the case of clause
(1) above, or to any or all Grantees, in the case of clause (2) above. In the event of such a waiver, payment in respect of the applicable Award or Awards (including amounts deferred in accordance with Section 5(b) hereof) shall be made promptly by the Company.

  (b) Mandatory Acceleration of Payment Following a Change in Control. Anything herein to the contrary notwithstanding, the Committee, by rule or regulation or in any Award Agreement or otherwise, may provide that in the event of (1) a Change in Control or (2) the actual or constructive termination of a Grantee within a specified period after a Change in Control, all conditions relating to payment in respect of any or all outstanding Awards (including amounts deferred in accordance with Section 5(b) hereof) granted to any or all Grantees, in the case of clause (1) above, or to such actually or constructively terminated Grantee, in the case of clause (2) above, shall be waived. In the event of such a waiver, payment in respect of the applicable Award or Awards (including amounts deferred in accordance with Section 5(b) hereof) shall be made promptly by the Company.

7.     General Provisions.
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(a)  Nontransferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Grantee, except by will or the laws of descent and distribution and except for the designation of a beneficiary.

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    (b) No Right to Continued Employment. Nothing in the Plan or in any Award or
any Award Agreement shall confer upon any Grantee the right to continue in the employ of the Company or any subsidiary or affiliate thereof.

    (c) Taxes. The Company or any subsidiary or affiliate thereof is authorized to withhold from any Award, any payment in respect of any Award, including from a payment in the form of Stock, or any other payments to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee in its judgment may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations.

    (d) Amendment and Termination. The Plan shall take effect on the Effective Date. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award theretofore granted under the Plan.

    (e) No Rights to Awards; No Shareholder Rights. No employee of the Company or any subsidiary or affiliate thereof shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, a Grantee or the beneficiary of a Grantee shall have no rights as a shareholder with respect to any Stock covered by an Award until the date of the issuance of a stock certificate for or other evidence of ownership of such Stock.

    (f) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

    (g) Shares to be Used. Shares of Stock to be used in payment of Awards may be authorized but unissued shares, treasury shares or shares acquired for use under the Plan. Such shares of Stock are hereby reserved for this purpose.

    (h) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

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    (i) Beneficiary. Upon death of a Grantee, all of his or her rights under the
Plan shall inure to his or her designated beneficiary or, if no beneficiary has been designated, to his or her estate, subject to Section 5(d) hereof.

    (j) Regulations and Other Approvals. The obligation of the Company to issue or deliver Stock in payment of any Award shall be subject to all applicable laws, rules and regulations, including, without limitation, all applicable federal and state securities laws, and the rules of securities exchanges on which the Stock is listed and the obtaining of all such approvals by governmental agencies and securities exchanges as may be deemed necessary or appropriate by the Committee. The Company shall make reasonable efforts at its own cost to satisfy all of the laws, rules and regulations and to obtain all of the approvals referred to in this Section 7(j).

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